UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
August 27, 2007
(Date of Report (Date of Earliest Event Reported))
WM.WRIGLEY JR. COMPANY
(Exact Name of Registrant as specified in its charter)

DELAWARE	1-800	36-1988190

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

410 North Michigan Avenue Chicago, Illinois		60611

(Address of principal executive Offices)		(Zip Code)
(312) 644-2121

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On August 27, 2007, Peter R. Hempstead, the Senior Vice President — Worldwide Strategy and New Business of Wm. Wrigley Jr. Company (the “Company”), announced his intention to retire from the Company effective as of July 2008. Until his departure, Mr. Hempstead will continue in his position as the Company’s Senior Vice President — Worldwide Strategy and New Business and will continue to be a member of the Company’s Executive Leadership Team.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WM. WRIGLEY JR. COMPANY
By:	/s/ Howard Malovany
Name:	Howard Malovany
Title:	Senior Vice President, Secretary and General Counsel

Date: August 28, 2007